Exhibit 21.1

Subsidiaries of Nscale Limited*

No	Company Name	Jurisdiction
1	Nscale MidCo 1 Limited	United Kingdom
2	Nscale MidCo 2 Limited	United Kingdom
3	Nscale Global Holdings Limited	United Kingdom
4	Nscale Holdings Limited	United Kingdom
5	Nscale GPU Holdings Limited	United Kingdom
6	Nscale Operations (Aust) Limited	United Kingdom
7	Nscale Operations Holdings Limited	United Kingdom
8	Nscale Operations (UK) Limited	United Kingdom
9	Future-Tech S.C.I. Limited	United Kingdom
10	Nscale Global DC Holdings Limited	United Kingdom
11	Nscale GPU Holdings Limited	United Kingdom
12	Nscale GPU Holdings UK Limited	United Kingdom
13	Nscale GPU Holdings MCC (P1) Limited	United Kingdom
14	Nscale DC Holdings Finland Limited	United Kingdom
15	Nscale DC Holdings Limited	United Kingdom
16	Nscale DC Holdings II Limited	United Kingdom
17	Nscale DC Holdings Ward County Limited	United Kingdom
18	Nscale Drift II Holdings Ltd	United Kingdom
19	Scale UK Holdings Limited	United Kingdom
20	Nscale Services Holdings Limited	United Kingdom
21	Nscale Services Holdings US Limited	United Kingdom
22	Nscale Services Intermediate Holdings Limited	United Kingdom
23	Nscale Services Intermediate Holdings II Limited	United Kingdom
24	Nscale Services Intermediate Holdings III Limited	United Kingdom
25	Nscale Services UK Ltd	United Kingdom
26	Nscale Services UK II Limited	United Kingdom
27	Nscale Services UK III Limited	United Kingdom

28	Nscale Intermediate Holdings APAC Limited	United Kingdom
29	Nscale Ventures Holdings Limited	United Kingdom
30	Nscale Ventures Holdings Norway Limited	United Kingdom
31	Nscale Ventures Holdings Portugal Limited	United Kingdom
32	Nscale Investment Holdings Limited	Jersey
33	Nscale Intermediate Holdings Limited	Jersey
34	Atlas AIP Holdings LLC	United States (Delaware)
35	Nscale Union Valley Holdings, LLC	United States (Delaware)
36	American Intelligence & Power Corporation	United States (Delaware)
37	MCC WV, LLC	United States (Delaware)
38	MGS Lakin DA, LLC	United States (Delaware)
39	MGS Lakin DNR, LLC	United States (Delaware)
40	Monarch Cloud Campus LLC	United States (Delaware)
41	M2 OH Midstream, LLC	United States (Delaware)
42	M2 WV Midstream, LLC	United States (Delaware)
43	Nscale Ables Springs LLC	United States (Delaware)
44	Nscale DC MCC (P1), LLC	United States (Delaware)
45	Nscale GPU Holdings MCC (P1), LLC	United States (Delaware)
46	Nscale GPU Holdings MCC (P1) II, LLC	United States (Delaware)
47	Nscale GPU Holdings US, LLC	United States (Delaware)
48	Nscale GPU Holdings Utah, LLC	United States (Delaware)
49	Nscale GPU MCC (P1) I, LLC	United States (Delaware)
50	Nscale GPU MCC (P1) II, LLC	United States (Delaware)
51	Nscale GPU MCC (P1) III, LLC	United States (Delaware)
52	Nscale GPU Utah, LLC	United States (Delaware)
53	Nscale NC Borrower Holdco SPV, LLC	United States (Delaware)
54	Nscale NC Borrower SPV, LLC	United States (Delaware)
55	Nscale Oklahoma Inc	United States (Delaware)
56	Nscale Operations US LLC	United States (Delaware)
57	Nscale Posey LLC	United States (Delaware)

58	Nscale Power MCC (P1), LLC	United States (Delaware)
59	Nscale Services US Inc	United States (Delaware)
60	Nscale Union Valley LLC	United States (Delaware)
61	Nscale US Holdings Inc. (US)	United States (Delaware)
62	Nscale Ward County Borrower HoldCo SPV, LLC	United States (Delaware)
63	Nscale Ward County Borrower SPV, LLC	United States (Delaware)
64	Nscale Ward County LLC	United States (Delaware)
65	Nscale Ward County II, LLC	United States (Delaware)
66	Nscale Wisconsin LLC	United States (Delaware)
67	Monarch Meadowland Properties, LLC	United States (Delaware)
68	Nscale DC Holdings Europe B.V.	Netherlands
69	Nscale Holdings B.V.	Netherlands
70	Nscale Operations B.V.	Netherlands
71	Nscale Ventures Portugal B.V.	Netherlands
72	Nscale DC Holdings Portugal B.V.	Netherlands
73	Nscale AS	Norway
74	Nscale DC Holdings Norway AS	Norway
75	Nscale DC Holdings Norway II AS	Norway
76	Nscale DC Holdings Kvandal North AS	Norway
77	Nscale DC Kvandal North AS	Norway
78	Nscale Drift AS	Norway
79	Nscale Drift II AS	Norway
80	Nscale Drift III AS	Norway
81	Nscale Drift II Holdings AS	Norway
82	Nscale Glomfjord AS	Norway
83	Nscale Glomfjord II AS	Norway
84	Nscale GPU Holdings Norway AS	Norway
85	Nscale GPU Holdings Norway II AS	Norway
86	Nscale GPU Holdings Kvandal North AS	Norway
87	Nscale GPU Holdings Sauda AS	Norway

88	Nscale GPU Kvandal North AS	Norway
89	Nscale GPU Sauda AS	Norway
90	Nscale Land Kvandal South AS	Norway
91	Nscale Drift Holdings AS	Norway
92	Nscale Operations Norway AS	Norway
93	Nscale Services Norway AS	Norway
94	Nscale Ventures DC Holdings AS	Norway
95	Nscale Ventures GPU Holdings AS	Norway
96	Nscale Ventures Holdings Norway AS	Norway
97	Nscale Norway AS	Norway
98	Nscale Norway DC DA	Norway
99	Nscale Norway GPU DA	Norway
100	Nscale Norway Holdings AS	Norway
101	Nscale Site 1 AS	Norway
102	Nscale Site 2 AS	Norway
103	Nscale Site 3 AS	Norway
104	Nscale Site 4 AS	Norway
105	Nscale Site 5 AS	Norway
106	Nscale Site 6 AS	Norway
107	Åsmyra Industripark AS	Norway
108	Framneslia Eiendom AS	Norway
109	Narvik Batteri AS	Norway
110	North Circulare AS	Norway
111	Nscale Services Portugal, Unipessoal Lda.	Portugal
112	Nscale Services Portugal II, Unipessoal Lda.	Portugal
113	Nscale Services Portugal III, Unipessoal Lda.	Portugal
114	Caminho Prioritário, S.A	Portugal
115	Nscale Services Iceland ehf	Iceland
116	Nscale Services Iceland II ehf	Iceland
117	Nscale Services Iceland III ehf	Iceland

118	Nscale DC Holdings Finland Oy	Finland
119	Nscale APAC Holdings Pte. Ltd.	Singapore
120	Nscale DC APAC Pte. Ltd.	Singapore
121	Nscale DC JV Holdco 1 Pte. Ltd.	Singapore
122	Nscale DC JV Holdco 2 Pte. Ltd.	Singapore
123	Nscale Korea Holdco Pte. Ltd.	Singapore
124	Nscale Operations APAC Pte. Ltd.	Singapore
125	Nscale Services APAC Pte. Ltd.	Singapore
126	Nscale Services Holdings APAC Pte. Ltd.	Singapore
127	Nscale Services Singapore Pte. Ltd.	Singapore
128	Nscale Ventures Holdings Pte. Ltd.	Singapore
129	Nscale Services Malaysia Sdn, Bhd.	Malaysia
130	Nscale Services Japan GK	Japan
131	PT Nscale Services Indonesia	Indonesia
132	Nscale Portugal TopCo S.à r.l.	Luxembourg
133	Nscale Portugal Midco 1 S.à r.l.	Luxembourg
134	Nscale Portugal Midco 2 S.à r.l.	Luxembourg
135	Nscale Portugal HoldCo S.à r.l.	Luxembourg
136	Nscale Operations Ireland Limited	Ireland
137	Nscale Services Spain SL	Spain
138	Nscale Operations KK Co., Ltd.	South Korea

* Nscale Limited will be re-registered as a public limited company incorporated in England and Wales under the named Nscale plc prior to the consummation of this offering.